Exhibit 99.3

Docent and Click2learn Agree to Merge

Monday October 20, 4:05 pm PDT

Merger Aimed at Creating Clear Industry Leader With the Most Complete Solution Suite, Greatest R&D and Customer Support Strength

New Company Will Bring Together Two of the Strongest and Most Innovative Business Performance and Learning Management Software Companies With Over 600 Customers Worldwide, and Over $40 million in Cash

MOUNTAIN VIEW, Calif. and BELLEVUE, Wash.—(BUSINESS WIRE)—October 20, 2003—Docent® Inc. (Nasdaq:DCNT-News) and Click2learn (Nasdaq:CLKS - News), two leading enterprise software companies in the business performance and learning market, today announced the signing of a definitive agreement for a strategic merger of equals aimed at creating the largest and strongest solution provider for the Global 500 customer. The combination will bring together two of the strongest and most innovative business performance and learning management software companies to create a single company well positioned for long-term global leadership.

By joining forces, the combined company will enjoy compelling advantages that are expected to benefit the customers of each, including:

•	The industry’s most comprehensive, integrated software suite combining complementary, best in class capabilities. The new company will offer a complete suite that includes: Learning Management, Learning Content Management, Analytics, Virtual Classroom, Knowledge Management, Collaboration, and Performance Management.

•	The largest customer base in the industry – with over 600 enterprise customers – and broad market reach across geographies and industry verticals. The new company will count 40% of the Fortune 50 and over 35% of the Global 50 among its customers. Of the largest 15 companies in the world, 60% will be customers of the combined company.

•	The broadest and strongest network of strategic partners. The new company will combine relationships with the highest caliber organizations in the systems integrator, content provider, and outsourcing fields. Strong partnerships with organizations such as Accenture, Deloitte, Exult, IBM, Microsoft, NEC, Primedia, and Thomson Learning can be expected to provide customers with superior capabilities and solutions.

•	The leading R&D, Services and Customer Support teams in the industry to continue to innovate groundbreaking technologies and provide superior support to clients.

•	The financial strength to deliver results. With over $40 million in cash and the scale to leverage operational efficiencies, the combined company expects to be the clear choice for clients looking for a long-term supplier partnership.

“Although organizations across the globe recognize that our products are ‘mission critical’ in order to stay competitive in today’s environment, the buying decision has continued to be confusing given the lack of a clear leader in our industry,” said Kevin Oakes, CEO and Chairman of Click2learn. “This merger provides our joint customers with a partner that has the widest experience base, proven technology and the most comprehensive offering of any supplier in our market. Combined with our unmatched financial strength, I feel this merger is exactly what the market needs at this point in time – a clear leader that companies and stockholders can rely on for years to come.”

“Together, we will become the clear choice for organizations looking to standardize on a single learning and performance provider,” said Andy Eckert, CEO of Docent. “Over the past year, both Docent and Click2learn have continued to grow our customer bases and expand our geographic reach. With similar philosophies and cultures, and complementary technology and offerings, we believe the combined company will be poised to accelerate our current momentum, and achieve significant growth and operational leverage going forward.”

By combining, the new company is expected to achieve significant efficiencies that will be realized through reduced cost of sales, marketing, services and operating expenses. Through these efficiencies, the combined company expects to generate positive cash flow on a sustained basis while enjoying the strongest balance sheet in the industry. In addition to the significant opportunities for cost synergy, the new company expects to benefit from additional revenue opportunities through cross-selling complementary products and services to the combined customer base. The companies anticipate this cross-selling leverage to be enhanced by the complementary channel network around the globe.

The combined company will be led by a management team and board of directors derived from both companies. Andrew Eckert, President and CEO of Docent, will be CEO of the combined company. Kevin Oakes, Chairman and CEO of Click2learn, will serve as the President. Other executive management positions and the board of directors are expected to be announced prior to the closing of the transaction.

“The management team’s number one priority will continue to be customer care and success,” said Eckert. “Both Kevin and I feel a healthy mix of representation from each company will help ensure this and we look forward to working with a broad team that represents the best of what both companies currently offer.”

Terms of the Agreement

•	Under terms of the Agreement and Plan of Reorganization that has been approved by the board of directors of each company, Click2learn, Inc and Docent, Inc. will each be acquired by a new corporate entity. Stockholders of Click2learn will receive .4144 shares in the new company for each common share held on the closing date or approximately 52% of the new company, without taking into account the exercise of options prior to the closing date. Stockholders of Docent will receive .9525 shares in the new company for each common share held on the closing date or approximately 48% of the new company, without taking into account the exercise of options prior to the closing date. Outstanding options and warrants will be converted into options and warrants for the purchase of shares in the new corporation in accordance with the same exchange ratios. The transaction is anticipated to be a tax-free reorganization and/or a tax-free exchange for United States tax purposes. A copy of the Agreement and Plan of Reorganization will be filed with the United States Securities and Exchange Commission. We expect to file a registration statement containing a proxy statement/prospectus related to the transaction for the necessary stockholder vote in the coming weeks. Given the ordinary timetable, we expect to close the transaction sometime in early Q1-2004.

C.E. Unterberg, Towbin is acting as exclusive financial advisor to Docent, and Craig-Hallum Capital Group is acting as the exclusive financial advisor to Click2learn.

Conference Call & Live Webcast

Docent and Click2learn will host a joint conference call scheduled tomorrow, October 21st, at 9:00 a.m. EDT / 6:00 a.m. PDT. The live audio of the conference call will be accessible to the public via Webcast at http://www.docent.com/about/investor_relations.html and http://home.click2learn.com/en/investor/index.asp, or via phone at (888) 368-4278 or (706) 679-3154. A replay of the conference call will be available at (800) 642-1687 or (706) 645-9291, ID# 3525595, through November 30, 2003.

About Docent, Inc.

Docent, Inc. (Nasdaq:DCNT - News) is a leading provider of integrated software solutions proven to directly drive business performance through learning. Docent solutions for sales performance, product launch, channel effectiveness, customer education, compliance, ERP/CRM implementations, and other business priorities are enabled by the industry’s most comprehensive suite of business performance management applications, industry-specific content, and world-class services. Solutions are tailored to address the unique requirements of vertical markets, including government, life sciences, energy, high tech, telecommunications, financial services, retail and manufacturing.

Docent outperforms the industry in customer satisfaction benchmarks, delivering compelling and measurable ROI to blue chip customers such as Cingular Wireless, Harley-Davidson, Wachovia Corporation, Lucent Technologies, Kelly Services, Eaton Corporation, D&B, Halliburton, Rockwell Collins, and Bechtel Group, Inc. Docent partners with the world’s most prominent systems integrators and business process outsourcing providers, including Accenture, Exult, IBM Human Capital Solutions, Cap Gemini Ernst & Young and Deloitte Consulting. Docent is distinguished as a leader by Gartner in the 2003 e-Learning Suites and LMS Magic Quadrants, and by the META Group in the 2003 METAspectrum report on learning management system vendors. Docent is headquartered in Mountain View, California, with other offices throughout the United States, Europe and Asia-Pacific. For more information, visit www.docent.com.

Docent, Docent Enterprise and the marks relating to Docent products and services referenced herein are either trademarks and/or registered trademarks of Docent, Inc. All other names are trademarks and/or registered trademarks of their respective owners.

About Click2learn

Click2learn (Nasdaq:CLKS - News) is the recognized leader in enterprise productivity solutions for Global 2000 organizations and government agencies seeking to improve business performance and workforce productivity. Using Click2learn’s Aspen Enterprise Productivity Suite(TM), many of the world’s best-known corporations improve sales force readiness, achieve and demonstrate regulatory compliance, improve speed and quality of customer service, and educate customers and partners, while at the same time realizing significant cost savings. Click2learn’s clients include such industry leaders as Accenture, American Airlines, AstraZeneca, Century 21, Fujitsu, Microsoft, Pfizer and Symantec. Based in Bellevue, Wash., with offices throughout the U.S., Click2learn (www.click2learn.com, 800.448.6543) also is represented in, Europe, Australia, Japan and India.

Safe Harbor Statement/ Forward-Looking Statements

Information in this press release contains forward-looking statements, including statements about future business operations, financial performance, customer benefits and potential synergies to be derived from the transaction and other market conditions that include risks and uncertainties. These statements are not historical facts or guarantees of future performance or events and are based on current expectations, estimates, beliefs, assumptions, goals and objectives, and neither Docent nor Click2learn assumes any obligation to update any such forward-looking statements. These statements are not guarantees of future results and involve known and unknown risks, uncertainties and other factors that may cause actual results to be materially different from the results expressed or implied by these statements. You are cautioned not to place undue reliance on any forward-looking statements. Factors that could cause actual results to differ include, but are not limited to, (i) the challenges and costs of closing, integration and restructuring and the ability to achieve anticipated synergies associated with the announced plans to merge Docent and Click2learn; (ii) an emerging and rapidly evolving market, (iii) market uncertainty with respect to the proposed merger and acceptance of the combined company’s product offerings by customers and partners; (iv) adverse changes in general economic or market conditions; (v) delays or reductions in information technology spending; (vi) the ability to attract and retain highly qualified employees; (vii) intense competition in the marketplace and (viii) other events and other important factors disclosed previously and from time to time in Docent’s and Click2learn’s with the Securities and Exchange Commission, including the companies’ respective 10-K and 10-Q filings.

Additional Information And Where To Find It

Docent, Inc. and Click2learn, Inc. intend to file a registration statement on Form S-4 containing a proxy statement/prospectus in connection with the merger transaction involving Docent and Click2learn. Investors and security holders are urged to read this filing when it becomes available because it will contain important information about the merger. Investors and security holders may obtain free copies of these documents (when they are available) and other documents filed with the Securities and Exchange Commission at the Securities and Exchange Commission’s web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the Securities and Exchange Commission by Docent by contacting Docent Investor Relations at (650) 934-9525. Investors and security holders may obtain free copies of the documents filed with the Securities and Exchange Commission by Click2learn by contacting Click2learn Investor Relations at (425) 637-1557.

Docent and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Click2learn in connection with the merger. Information regarding the special interests of these directors and executive officers in the merger will be included in the proxy statement/prospectus of Docent and Click2learn described above. Additional information regarding the directors and executive officers of Docent is also included in Docent proxy statement for its 2003 Annual Meeting of Stockholders, which was filed with the Securities and Exchange Commission on or about April 24, 2003. This document is available free of charge at the Securities and Exchange Commission’s web site at www.sec.gov and from Docent by contacting Docent Investor Relations at (650) 934-9525.

Click2learn and its directors and executive officers also may be deemed to be participants in the solicitation of proxies from the stockholders of Click2learn in connection with the merger. Information regarding the special interests of these directors and executive officers in the reorganization transaction described herein will be included in the proxy statement/prospectus of Docent and Click2learn described above. Additional information regarding these directors and executive officers is also included in Click2learn’s proxy statement for its 2003 Annual Meeting of Stockholders, which was filed with the Securities and Exchange Commission on or about April 23, 2003. This document is available free of charge at the Securities and Exchange Commission’s web site at www.sec.gov and from Click2learn by contacting Click2learn Investor Relations at (425) 637-1557.